UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 ------------

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 3, 2005


                             HARTMARX CORPORATION
              (Exact name of registrant as specified in charter)


          DELAWARE                      1-8501              36-3217140
    (State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)              File Number)         Identification No.)


                            101 North Wacker Drive
                            Chicago, Illinois 60606
              (Address of principal executive offices) (Zip Code)


                                (312) 372-6300
             (Registrant's telephone number, including area code)


                                      N/A

         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

         On January 3, 2005, Hartmarx Corporation (the "Company") amended its $200 million senior revolving credit facility, originally entered into effective August 30, 2002. The amendment, between the Company and a syndicate of lenders, including Congress Financial Corporation (Central), as Agent, JP Morgan Chase Bank, as Syndication Agent, and Wells Fargo Foothill, LLC, as Documentary Agent, amends the credit facility in certain respects by, among other things: extending the term of the credit facility from February 28, 2006 to February 28, 2009; reducing the spread in excess of either LIBOR or the prime rate as the benchmark rate based on the level of excess availability; and lowering the annualized rate applicable to outstanding letters of credit. The Company retains the right to renew the credit facility for an additional year, i.e., through February 28, 2010, upon written notice to the Agent, given on or before November 30, 2008.

         The effect on interest rates is to lower the Company's interest rate spread by 75 basis points for LIBOR borrowings and 25 basis points on prime rate borrowings. Interest rates on the credit facility continue to be based on a spread in excess of LIBOR or prime as the benchmark rate and on the level of excess availability. In addition, the annualized rate on outstanding letters of credit, pursuant to the credit facility's $50 million sub-facility, was reduced by 25 basis points.

         On January 5, 2005, the Company issued the press release attached hereto as Exhibit 99.1 and which is incorporated herein by reference.


ITEM 9.01   Financial Statements and Exhibits.

         (c) Exhibits

         4-C-3 Amendment No. 3 to Loan and Security Agreement dated as of January 3, 2005.

         99.1     Press Release dated January 5, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HARTMARX CORPORATION


                                                  /s/ TARAS R. PROCZKO
                                                  ----------------------------
                                                  Taras R. Proczko
                                                  Senior Vice President

Dated: January 5, 2005

EXHIBIT LIST


        Exhibit Number    Description
        --------------    -----------

        4-C-3 Amendment No. 3 to Loan and Security Agreement dated as of January 3, 2005.

        99.1              Press Release dated January 5, 2005.